UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2021

GENESIS GROWTH TECH ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41138	98-1601264
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

Bahnhofstrasse 3
Hergiswil Nidwalden, Switzerland	6052
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +41 78 607 99 01

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	GGAAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	GGAA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GGAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 8, 2021, the Registration Statement on Form S-1 (File No. 333-261248) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Genesis Growth Tech Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed a registration statement on Form S-1 (File No. 333-261559) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing. On December 13, 2021, the Company consummated the IPO of 22,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $220,000,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated December 8, 2021, among the Company and Nomura Securities International, Inc. (“Nomura”), which contains customary representations and warranties and indemnification of the underwriter by the Company;

●	a Public Warrant Agreement, dated December 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Public Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Public Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Public Warrants; certain registration rights of the holders of Public Warrants; provision for amendments to the Public Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

●	a Private Warrant Agreement, dated December 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Private Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Private Placement Warrants; certain adjustment features of the terms of exercise; certain registration rights of the holders of Private Placement Warrants; provision for amendments to the Private Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

●	an Investment Management Trust Agreement, dated December 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

●	a Registration and Shareholder Rights Agreement, dated December 8, 2021, among the Company, the Sponsor and certain shareholders of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such other shareholders, as well as certain transfer restrictions applicable to the Sponsor with respect to the Company’s securities, and, upon and following consummation of our initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

●	a Private Placement Warrant Purchase Agreement, dated December 8, 2021 between the Company and Genesis Growth Tech LLC (the “Sponsor”), pursuant to which the Sponsor purchased 8,050,000 private placement warrants, each exercisable to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”);

●	an Administrative Services Agreement, dated December 8, 2021, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space, secretarial and administrative services, as may be required by the Company from time to time, for up to $10,000 per month until the earlier of the Company’s initial business combination or liquidation.

●	a Letter Agreement, dated December 8, 2021, among the Company, the Sponsor, Nomura and each executive officer and director of the Company, pursuant to which the Sponsor, Nomura and each executive officer and director of the Company has agreed to vote any Class A Ordinary Shares held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 12 months; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor; and

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 4.2, 10.1, 10.2, 10.3, 10.4 and 10.5 respectively.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 8,050,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating total proceeds of $8,050,000. The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Public Warrants, except that they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. The Private Placement Warrants have been issued pursuant to, and are governed by the Private Warrant Agreement.

Item 5.03. Amendments to Memorandum and Articles of Association.

On December 8, 2021 and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement between the Company and Nomura Securities International, Inc.
3.1	Amended and Restated Memorandum and Articles of Association
4.1	Public Warrant Agreement between Continental Stock Transfer & Trust Company and the Company
4.2	Private Warrant Agreement between Continental Stock Transfer & Trust Company and the Company
10.1	Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Company
10.2	Registration and Shareholder Rights Agreement among the Company, the Sponsor and certain other shareholders named therein
10.3	Private Placement Warrants Purchase Agreement between the Company and the Sponsor
10.4	Administrative Services Agreement between the Company and the Sponsor
10.5	Letter Agreement among the Company, the Sponsor and the Company’s officers and directors
10.6	Promissory Note, dated as of May 26, 2021, between the Registrant and the Sponsor
10.7	First Amendment to Promissory Note, dated October 26, 2021, between the Registrant and the Sponsor
10.8	Securities Subscription Agreement, dated as of October 26, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2021	GENESIS GROWTH TECH ACQUISITION CORP.

	By:	/s/ Eyal Perez
	Name:	Eyal Perez
	Title:	Chief Executive Officer, Chief Financial Officer and Director

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